Supplement dated May 6, 2016 to the current prospectus, as may be supplemented

John Hancock Focused High Yield Fund (the “fund”)

The following information supplements the portfolio manager information in the “Fund summary” under the heading “Portfolio management” and the portfolio manager information in the “Fund details” under the heading “Subadvisor”:

Effective May 6, 2016, Joseph E. Rizzo will no longer serve as a portfolio manager of the fund. Accordingly, all references to Mr. Rizzo as a portfolio manager on the investment management team of the fund are removed from the prospectus. John R. Addeo, CFA and Dennis F. McCafferty, CFA will continue as portfolio managers of the fund.

You should read this Supplement in conjunction with the prospectus and retain it for future reference.

John Hancock Bond Trust

Supplement dated May 6, 2016 to the current Statement of Additional Information

John Hancock Focused High Yield Fund (the “Fund”)

Effective May 6, 2016, Joseph E. Rizzo will no longer serve as a portfolio manager of the Fund. Accordingly, all references to Mr. Rizzo as a portfolio manager on the investment management team of the Fund are removed from the Statement of Additional Information. John R. Addeo, CFA and Dennis F. McCafferty, CFA will continue as portfolio managers of the Fund.

You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.